DELAWARE GROUP® GOVERNMENT FUND

Delaware Emerging Markets Debt Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated November 28, 2017

Effective July 20, 2018, the following replaces the information in the section entitled "Fund summary – Who manages the Fund? — Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Mansur Z. Rasul	Senior Vice President, Portfolio Manager, Head of Emerging Markets Credit Trading	July 2016
Sean M. Simmons, CFA, CMT	Vice President, Foreign Currency and Debt Trader	July 2016

Effective July 20, 2018, the following replaces the biographical information in the section entitled "Who manages the Fund – Portfolio managers":

Portfolio managers

Mansur Z. Rasul has primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Rasul regularly consults with Sean M. Simmons.

Mansur Z. Rasul, Senior Vice President, Portfolio Manager, Head of Emerging Markets Credit Trading
 Mansur Z. Rasul is a portfolio manager for the firm's emerging markets credit strategy, a role he assumed in July 2016. He is also head of emerging markets trading, a role he's held since he rejoined the firm in April 2012. During his previous time at Macquarie Investment Management (MIM) from 2004 to 2007, he was an analyst on the firm's fixed income team. From May 2011 to December 2011, Rasul worked with ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as director of the firm's fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts from 2009 to 2011. Previously, he worked with Merrill Lynch as an associate responsible for Asian credit trading from 2007 to 2009. Rasul received his bachelor's degree in economics, with a minor in political science, from Northwestern University.

Sean M. Simmons, CFA, CMT Vice President, Foreign Currency and Debt Trader
 Sean M. Simmons is the trading specialist for the firm's international bond group, where his responsibilities include non-dollar bonds and currencies. Prior to joining Macquarie Investment Management (MIM) in October 2007, he was a proprietary derivatives trader for Wolverine Trading from 2001 to 2005, and also worked as an options strategist for Susquehanna International Group from 2006 to 2007. Simmons received a bachelor's degree in financial economics from Rutgers University and a master's in finance from London Business School. He is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 17, 2018.